                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              Celadon Group, Inc.
                (Name of Registrant as Specified in Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)   Total fee paid:
--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
--------------------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3)   Filing Party:
--------------------------------------------------------------------------------
      (4)   Date Filed:
--------------------------------------------------------------------------------

                               CELADON GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
CELADON GROUP, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Celadon Group, Inc. (the "Company") will be held at the Company's corporate headquarters located at One Celadon Drive, Indianapolis, Indiana 46235-4207 on Friday, November 21, 2003 at 10:00 a.m. (local time) for the following purposes:

      1.    Election of directors for the ensuing year;

      2. To transact such other business as may properly be brought before the meeting.

      The Board of Directors has fixed the close of business on October 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Any action may be taken on the foregoing matters at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting at our main office during the ten days prior to the meeting, as well as at the meeting.

                                              By order of the Board of Directors


                                              Paul A. Will
                                              Secretary

October 10, 2003

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE THAT YOUR SHARES ARE VOTED.

                               CELADON GROUP, INC.

                                One Celadon Drive
                           Indianapolis, Indiana 46235



                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Celadon Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, November 21, 2003, beginning at 10:00 a.m., local time, at the Company's corporate headquarters and principal executive offices located at One Celadon Drive, Indianapolis, Indiana 46235-4207. If not otherwise specified, all properly executed proxies received pursuant to this solicitation, and not revoked, will be voted in the election of directors FOR the persons named below.

      Stockholders who execute proxies may revoke them at any time before they are exercised by giving written notice of revocation to the Secretary of the Company at the address of the Company, by executing a subsequent proxy relating to the same shares and presenting it to the Secretary of the Company, or by attending the meeting and voting in person (attendance at the meeting, will not, in and of itself, constitute revocation of a proxy).

      Directors will be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on election of directors. Approval of any other matters that come before the Meeting for action will require the affirmative vote of the holders of a majority of the stock duly voted on the matter. Each share is entitled to one vote on each matter that comes before the Meeting. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-voters") in the election of directors will not be included in determining the number of votes cast. With respect to a vote for any other matter that comes before the Meeting for action, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to such matters. Proxies marked to abstain will have the same effect as votes against such matters, and broker non-votes will have no effect on such matters. Unless a proxy is properly revoked pursuant to the procedures described above, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on any other matters that properly come before the Meeting on behalf of the stockholder as directed by a majority of the Board of Directors in their best judgment.

      A majority of the shares of the Company's common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Proxies marked to abstain are counted for purposes of determining a quorum. Dissenters' rights of appraisal will not be available with respect to the matters to be acted on at the Meeting.

      This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 17, 2003.

      Proxies are being solicited hereunder by the Company. The entire cost of soliciting proxies hereunder will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not be compensated for their services. The Company will reimburse brokers and banks for their reasonable expenses for forwarding material to beneficial owners for whom they hold stock.

      As of October 1, 2003, the Company had outstanding 7,709,394 shares of common stock, par value $.033 per share (the "Common Stock"), entitled to vote at the meeting, each share being entitled to one vote. Only stockholders of record at the close of business on October 10, 2003, will be entitled to vote at the Meeting.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meeting, five directors are to be elected to hold office until the Annual Meeting of Stockholders in 2004 and until their respective successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of the Company of Stephen Russell, Paul A. Biddelman, Anthony Heyworth, Michael Miller and John Kines. All of the individuals are currently directors of the Company, and all of the named individuals are nominees of the Board of Directors. All directors of the Company hold office until the next annual meeting of stockholders of the Company or until their successors are elected and qualified or they resign.

      The table in the section below entitled "Directors and Executive Officers" sets forth certain information about each nominee for election to the Board of Directors, as well as each of the Company's executive officers.

      It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

      Executive officers hold office until their successors are chosen and qualified, subject to their removal by the Board of Directors, the terms of any applicable employment-related agreements or their resignation. See "Compensation Committee Report on Executive Compensation--Chief Executive Officer's Compensation."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL FIVE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of October 1, 2003 are as follows:

Name                                Age             Position
----                                ---             --------
Stephen Russell                     63              Chief Executive Officer and Chairman
Thomas Glaser                       53              Executive Vice President - Truck Operations/Sales
Jerry Closser(3)                    46              Executive Vice President - Fleet Services
David Shatto                        45              Executive Vice President - Dedicated Operations and Acquisitions
Paul A. Will                        37              Chief Financial Officer, Secretary and Assistant Treasurer
Michael Dunlap                      41              Vice President - Finance, Treasurer and Assistant Secretary
Sergio Hernandez                    45              Vice President - Mexico
Paul A. Biddelman(2)                57              Director of the Company
Michael Miller(1)                   58              Director of the Company
Anthony Heyworth(1)                 59              Director of the Company
John Kines(1)(2)                    61              Director of the Company

(1)   Members of the Audit Committee

(2)   Members of the Compensation Committee

(3) Mr. Closser is no longer an officer or employee of the Company as of October 2, 2003.

      Mr. Russell has been Chairman of the Board and Chief Executive Officer of the Company since its inception in July 1986. He is also a director of the Truckload Carriers Association ("TCA") and the Executive Committee of the American Trucking Association. Mr. Russell is a director of Star Gas Corporation (the General Partner of Star Gas L.P.), a home heating and LPG company. Mr. Russell has been a member of the Board of Advisors of the Cornell University Johnson Graduate School of Management since 1983 and is on the Board of the Indiana Heart Association and the Eiteljorg Museum.

      Mr. Glaser has been Executive Vice President - Truckload Operations/Sales since April 2003. He was Executive Vice President - Operations from September 2001 to April 2003. He was Vice President - Transportation Services from May 2001 to September 2001. He served in various management capacities at Contract Freighters, Inc. for over thirteen years, most recently as Vice President - Operations prior to joining the Company.

      Mr. Closser was Executive Vice President - Fleet Services since December 2000. Mr. Closser joined the Company in July 1999 when the Company purchased Zipp Express, Inc. He was President of Zipp Express, Inc. since its inception in 1977.

      Mr. Shatto has been Executive Vice President - Dedicated Operations and Acquisitions since April 2003. He was Executive Vice President - Sales and Marketing of the Company from September 2001 to April 2003. He was Executive Vice President - Operations from December 2000 to September 2001. He was Executive Vice President - Operations of Celadon Trucking Services, Inc. from February 1999 to December 2000. He served in various management capacities in the truckload market segment for over nineteen years, most recently as Vice President and General Manager of Shaffer Trucking, Inc. before joining the Company.

      Mr. Will has been Chief Financial Officer, Secretary and Assistant Treasurer of the Company since April 2000. He was Vice President - Chief Financial Officer and Secretary of the Company from December 1998 to March 2000. He was Vice President-Secretary and Controller of the Company from September 1996 to December 1998. He was Vice President-Controller for Celadon Trucking Services, Inc. from January 1996 to September 1996 and Controller from September 1993 to January 1996. Mr. Will is a certified public accountant.

      Mr. Dunlap has been Vice President Finance, Treasurer and Assistant Secretary of the Company since May 2002. He was the Chief Operating Officer of TruckersB2B, Inc., a subsidiary of the Company, from April 2001 to May 2002. He was Vice President of Strategic Development of TruckersB2B from April 2000 to April 2001. He was the Vice President Treasurer of the Company from July 1996 to April 2001. He served as Vice President of Finance for National Freight, Inc., a regional truckload transportation company from October 1993 to July 1996.

      Mr. Hernandez has been Vice President - Mexico since December 2001. He was Director of Mexico Sales from October 1996 to December 2001. He has over 20 years of responsibilities in marketing and transportation throughout Mexico.

      Mr. Biddelman has been a director of the Company since October 1992. Mr. Biddelman has been President of Hanseatic Corporation, a private investment company, since 1997. He is also a director of Insituform Technologies, Inc., Six Flags, Inc., SystemOne Technologies, Inc., and Star Gas Corporation (the General Partner of Star Gas Partners L.P.).

      Mr. Miller has been a director of the Company since February 1992. Mr. Miller has been Chairman of the Board and Chief Executive Officer of Aarnel Funding Corporation, a venture capital/real estate company since 1974, a partner of Independence Realty, an owner and manager of real estate properties, since 1989, and President and Chief Executive Officer of Miller Investment Company, Inc., a private investment company, since 1990.

      Mr. Heyworth has been a director of the Company since 1999. He retired from KeyCorp in February 2001 as Vice Chairman, commercial banking, KeyBank N.A. after a 35-year career with this $85 billion financial services company. He continues as Chairman of KeyBank Central Indiana, having served as President and Chief Executive since 1991. He joined the former Central National Bank in 1965 and was Executive Vice President when the bank merged with Society National Bank of Cleveland in 1986 and Key Bank in 1994.

      Mr. Kines was appointed as a director of the Company on June 9, 2000. He retired from Associates First Capital Corp. ("Associates") in May 2000 as President of the Diversified Service Group after a 22-year career with Associates.

      Pursuant to Section 145 of the Delaware General Corporation Law, the Company's Certificate of Incorporation provides that the Company shall, to the full extent permitted by law, indemnify all directors, officers, incorporators, employees, or agents of the Company against liability for certain of their acts. The Company's Certificate of Incorporation provides that, with a number of exceptions, no director of the Company shall be liable to the Company for damages for breach of fiduciary duty as a director.

COMMITTEES OF THE BOARD

      The Audit Committee consisted of Paul A. Biddelman, Anthony Heyworth and John Kines through April 30, 2003. Effective May 1, 2003, the Audit Committee consists of Anthony Heyworth, Michael Miller and John Kines. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Board of Directors has determined that all members of the Audit Committee are "independent" as defined in the applicable listing standards of the NASDAQ National Market System. The Board of Directors adopted a newly written charter for the Audit Committee in 2003 (see "Appendix A").

      The Compensation Committee previously consisted of Michael Miller and John Kines. Effective May 1, 2003, the Compensation Committee consists of Paul Biddelman and John Kines. The Compensation Committee reviews general policy matters relating to compensation and benefits of employees and officers of the Company, and administers the Company's Stock Option Plan.

      The Company does not have a nominating committee. The functions normally performed by a nominating committee are performed by the Company's Board of Directors as a whole. The Board of Directors will consider nominees recommended by security holders. In order to submit such a nomination, a stockholder must submit a statement stating the following information: the nominee's name; contact information; age; any positions and offices with the Company or any of its subsidiaries held at any time; a description of any arrangement or understanding between the nominee and any other person (naming such person(s)) pursuant to which the nominee is or was to be nominated; a description of the nominee's business experience during the past five years, including principal occupation and employment, name and principal business of any organization in which such occupation or employment were carried on and whether such organization is an affiliate of the Company.

MEETINGS OF THE BOARD

      The Board of Directors of the Company met four times during the fiscal year ended June 30, 2003. No current director, while he was an elected director, failed to attend at least 75% of those meetings plus any committee meetings of the board of which he was a member. The Company's Audit Committee met nine times during the year ended June 30, 2003. The Compensation Committee met two times during the year ended June 30, 2003.

REPORT OF THE AUDIT COMMITTEE

      The following report does not constitute solicitation material and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless otherwise stated.

      The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States.

      In fulfilling its responsibilities:

      - The Audit Committee reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-K with the Company's management and the independent auditors.

      - The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards,
            AUSection 380).

      - The Audit Committee received from the independent auditors written disclosures and the letter regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

      In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the Securities and Exchange Commission.

      Respectfully submitted by the members of the Audit Committee of the Board of Directors:

                           Anthony Heyworth (Chairman)
                                 Michael Miller
                                   John Kines

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In fiscal 2000, Truckers B2B sold 107,500 shares of its Class A common stock for $1.00 per share to Michael Miller, a member of the Company's Board of Directors, and 350,000 shares of its Class A common stock for $1.00 per share to Hanseatic Corporation, which company was then a stockholder of the Company. Paul Biddelman, a member of the Company's Board of Directors, is an officer of Hanseatic Corporation which is no longer a stockholder of the Company.

      On May 4, 2002, the Company loaned $150,000 for a term of four years to Sergio Hernandez before Mr. Hernandez became an officer of the Company. As of October 1, 2003, the outstanding amount of the loan was approximately $90,000 and the interest rate was 6.5%. On October 1, 2001, the Company also sold 6,000 shares of its Common Stock to Mr. Hernandez at a price of $4.00 per share. The Company will not in the future make or extend any loans or extensions of credit to any executive officer or director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      The Compensation committee previously consisted of Michael Miller and John Kines. Effective May 1, 2003, the Compensation Committee consists of Paul Biddelman and John Kines. There are no interlocking compensation committee relationships between the Company and any other entity, and no insiders participate in compensation decisions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, executive officers, and any persons owning more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission (the "SEC"). To the Company's knowledge, based solely on a review of materials provided to the Company, all such required reports were filed on a timely basis in fiscal 2003.

                             EXECUTIVE COMPENSATION

            The following table sets forth the aggregate compensation paid or accrued by the Company for services rendered during fiscal 2003, 2002 and 2001 to the Chief Executive Officer of the Company, and each of the five next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") during fiscal 2003.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                              COMPENSATION
                                                                 AWARD
NAME AND PRINCIPAL                                               SHARES
    POSITION                 YEAR      SALARY        BONUS       OPTIONS         ALL OTHER COMPENSATION
    --------                 ----      ------        -----       -------         ----------------------

Stephen Russell              2003     $556,172     $ 75,000           --     $106,748   (1)(2)(3)(4)(5)
Chairman & Chief             2002      544,781           --       70,000       96,413   (1)(2)(3)(4)(5)
Executive Officer            2001      509,813           --       75,000      103,772   (1)(2)(4)(5)

Jerry Closser                2003     $225,000     $ 50,000           --     $ 19,000   (2)(3)(4)(5)(7)
Executive Vice President     2002      233,654           --       42,500        8,032   (2)(3)(5)
Fleet Services               2001      233,654           --       20,000        8,601   (2)(5)

David Shatto                 2003     $185,000     $ 50,000           --     $ 25,032   (2)(3)(4)(5)
Executive Vice President     2002      187,829           --       32,500       16,464   (2)(3)(4)(5)
Sales                        2001      163,923       10,000       30,000       14,930   (2)(4)(5)

Paul Will                    2003     $176,923     $ 50,000           --     $ 24,787   (2)(3)(4)(5)
Chief Financial Officer,     2002      173,364           --       31,250       13,284   (2)(3)(4)(5)
Secretary and                2001      148,077       25,000       50,000       10,675   (2)(4)(5)
Assistant Treasurer

Thomas Glaser                2003     $175,844     $ 50,000           --     $ 20,991   (2)(3)(4)(5)
Executive Vice President     2002      160,307           --       47,200       48,363   (2)(3)(5)(6)
Operations                   2001       21,538           --       10,000           --   --

Michael Dunlap               2003     $141,238     $ 22,498           --     $  9,786   (2)(3)(4)(5)
Treasurer and                2002      142,903       51,499           --       12,004   (2)
Assistant Secretary          2001      120,577       14,160       15,000        8,891   (2)(4)(5)


(1) Includes the premiums paid by the Company for term insurance and split-dollar insurance for which the Company has an assignment against the cash value for premiums paid, as follows: $89,145 in fiscal 2003, $89,145 in fiscal 2002, and $81,081 in fiscal 2001.

(2) Includes the Company's contribution under the Company's 401(k) Profit Sharing Plan, as follows: Stephen Russell - $1,109 in fiscal 2003, $1,117 in fiscal 2002, and $4,971 in fiscal 2001; Jerry Closser - $730 in fiscal 2003, $627 in fiscal 2002, and $2,080 in fiscal 2001; David Shatto - $1,033 in fiscal 2003, $564 in fiscal 2002, and $2,602 in fiscal 2001;
      Paul Will - $1,069 in fiscal 2003, $487 in fiscal 2002, and $1,933 in fiscal 2001; Thomas Glaser - $1,097 in fiscal 2003 and $401 in fiscal 2002; and Michael Dunlap - $778 in fiscal 2003, $484 in fiscal 2002, and $1,334 in fiscal 2001.

(3) Includes the Company's contribution under the Company's Excess Benefit Plan as follows: Stephen Russell - $1,500 in fiscal 2003 and $773 in fiscal 2002; Jerry Closser - $1,520 in fiscal 2003 and $1,168 in fiscal 2002; David Shatto - $1,460 in fiscal 2003 and $1,092 in fiscal 2002; Paul Will - $1,595 in fiscal 2003 and $2,163 in fiscal 2002; Thomas Glaser - $1,587 in fiscal 2003 and $602 in fiscal 2002; and Michael Dunlap - $1,084 in fiscal 2003 and $2,398 in fiscal 2002.

(4) Includes premiums and reimbursement under an executive health and disability benefit program including split dollar life insurance premiums, as follows: Stephen Russell - $1,870 in fiscal 2003, $250 in fiscal 2002, and $4,705 in fiscal 2001; Jerry Closser - $2,124 in fiscal 2003; David Shatto - $8,665 in fiscal 2003, $6,602 in fiscal 2002, and $7,770 in fiscal 2001; Paul Will - $6,748 in fiscal 2003, $2,083 in fiscal 2002, and $3,342 in fiscal 2001; Thomas Glaser - $1,432 in fiscal 2003 and Michael Dunlap - $3,046 in fiscal 2003, $4,137 in 2002, and $2,157 in fiscal 2001.

(5) Includes the Company's car allowance as follows: Stephen Russell - $13,125 in fiscal 2003, $5,128 in fiscal 2002, and $13,015 in fiscal 2001; Jerry Closser - $14,625 in fiscal 2003, $6,237 in fiscal 2002, and $6,521 in fiscal 2001; David Shatto - $13,875 in fiscal 2003, $8,204 in fiscal 2002, and $4,558 in fiscal 2001; Paul Will - $15,375 in fiscal 2003, $8,551 in fiscal 2002, and $5,400 in fiscal 2001; Thomas Glaser - $16,875 in fiscal 2003, and $6,949 in fiscal 2002; and Michael Dunlap - $4,878 in fiscal 2003, $4,985 in fiscal 2002, and $5,400 in fiscal 2001.

(6)   Thomas Glaser received reimbursement for relocation of $40,411 in fiscal
      2002.

(7) Mr. Closser is no longer an officer or employee of the Company as of October 2, 2003.


STOCK OPTIONS

      There were no stock options granted to the Named Executive Officers in fiscal 2003. No stock appreciation rights were granted in fiscal 2003.

REPORT ON OPTION EXERCISES AND HOLDINGS

      The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held at June 30, 2003 with respect to the Named Executive Officers. There were no options exercised during fiscal 2003.


                         OPTION VALUES AT JUNE 30, 2003

                              Number of Securities                Value of Unexercised
                             Underlying Unexercised               In-the-Money Options
                            Options at June 30, 2003              at June 30, 2003 (1)
                       -------------------------------      -------------------------------
     Name              Exercisable       Unexercisable      Exercisable       Unexercisable
     ----              -----------       -------------      -----------       -------------
Steve Russell            188,334             46,666         $1,706,309         $  422,791
Jerry Closser             36,668             30,832            332,209            279,341
David Shatto              55,001             27,499            498,309            249,141
Paul Will                 97,500             28,750            883,350            260,475
Thomas Glaser             28,134             29,066            254,888            263,344
Michael Dunlap            32,500                ---            294,450                ---

-------------

(1) Fair market value of underlying securities was $9.06 per share based on the closing price of the Company's Common Stock on June 30, 2003.

DIRECTORS' COMPENSATION

      Non-employee directors of the Company receive an annual fee of $15,000, payable quarterly, for serving as a director of the Company. Such directors receive $1,250 per quarter for serving on committees. Paul Biddelman receives $1,250 per quarter for serving as the lead director. The responsibility of lead director includes coordinating and organizing all pertinent business discussions with outside directors. Board members are reimbursed for their reasonable, documented expenses for each meeting attended.

      The Director Option Plan provides for the granting to non-employee directors of non-qualified stock options to purchase an aggregate of not more than 160,000 shares of Common Stock (subject to adjustment in certain circumstances). Once each calendar year, the compensation committee may authorize the grant of non-employee director stock options for members of the Board of Directors.

      Stock options granted to non-employee directors vest on the six-month anniversary of the date of grant, assuming that the non-employee director is a director on that date. All stock options granted to non-employee directors and not previously exercisable become vested and fully exercisable immediately upon the occurrence of a change in control of the Company.

      All stock options granted pursuant to the Director Option Plan will expire on the tenth anniversary of the date of grant. Stock options that are exercisable upon a non-employee director's termination of directorship for any reason other than death, disability or cause, prior to the complete exercise of the stock option (or deemed exercise thereof), will remain exercisable following such termination until the earlier of (i) the expiration of the 90 day period following the non-employee director's termination of directorship or (ii) the remaining term of the stock option. Stock options that are exercisable upon a non-employee director's termination of directorship for disability or death will remain exercisable by the non-employee director or, in the event of his or her death, by the non-employee director's estate or by the person given authority to exercise such stock options by his or her will or by operation of law, until the earlier of (i) the first anniversary of the non-employee director's termination of directorship or (ii) the remaining term of the stock option. Upon a non-employee director's removal from the Board of Directors for cause, all outstanding stock options of such director will immediately terminate and will be null and void.

      On April 30, 2003, Paul Biddelman, Michael Miller, Anthony Heyworth and John Kines were each granted options to purchase 4,000 shares. All of the options have an exercise price of $8.00 per share.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes options outstanding under the Company's equity compensation plans:




PLAN CATEGORY                              NUMBER OF SECURITIES                WEIGHTED AVERAGE           NUMBER OF SECURITIES
                                                TO BE ISSUED                  EXERCISE PRICE OF         REMAINING AVAILABLE FOR
                                        UPON EXERCISE OF OUTSTANDING        OUTSTANDING OPTIONS,         FUTURE ISSUANCE UNDER
                                        OPTIONS, WARRANTS AND RIGHTS        WARRANTS AND RIGHTS         EQUITY COMPENSATION PLANS
                                                                                                           (EXCLUDING SECURITIES
                                                                                                        REFLECTED IN COLUMN (A))
                                                    (A)                               (B)                         (C)

EQUITY COMPENSATION PLANS APPROVED                985,458                            $6.70                        163,713
BY SECURITY HOLDERS

EQUITY COMPENSATION PLANS NOT                  Not applicable                    Not applicable                Not applicable
APPROVED BY SECURITY HOLDERS

TOTAL                                             985,458                            $6.70                        163,713

NEW PLAN BENEFITS

CELADON GROUP, INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

NAME AND POSITION                                           DOLLAR VALUE ($)                                 NUMBER OF UNITS
Non-Executive Director Group                                $128,000                                         16,000

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") was formed in September 1993 and is currently comprised of two non-employee directors of the Company. The Compensation Committee is responsible for determining the Company's compensation program for its executive officers, including the Named Executive Officers. The Compensation Committee administers the Stock Option Plan and, subject to the provisions of such plan, determines grants under the plans for all employees, including the Named Executive Officers. The Compensation Committee establishes and administers the Company's bonus program, which is re-evaluated each fiscal year, pursuant to which certain employees and executive officers of the Company may be eligible to receive bonuses.

      The Compensation Committee has furnished this report on the Company's executive compensation policies. This report describes the Compensation Committee's compensation policies applicable to the Company's executive officers and provides specific information regarding the compensation of the Company's Chief Executive Officer

PRINCIPLES OF EXECUTIVE COMPENSATION AND PROGRAM COMPONENTS

      The Company's executive compensation philosophy is designed to attract and retain outstanding executives and to foster employee commitment and align employee and stockholder interests. To this end, the Company has sought to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals and reward above-average corporate performance.

STOCK OPTION PLANS

      The Stock Option Plan and the Director Option Plan are intended to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company (i) to offer stock-based incentives to employees, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders, and (ii) to grant non-discretionary, nonqualified stock options to non-employee directors, thereby creating a means to attract, retain and reward such non-employee directors and strengthen the mutuality of interests between non-employee directors and stockholders. The Stock Option Plan and the Director Option Plan permit the grant of incentive stock options (in the case of employees) and nonqualified stock options on a discretionary, case-by-case basis, after consideration of an individual's position, contribution to the Company, length of service with the Company, number of options held, if any, and other compensation.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

      Mr. Russell is employed pursuant to an employment agreement dated January 21, 1994, as amended thereafter, providing for his continued employment until January 21, 2006. The employment period is automatically renewed for successive two-year terms unless the Company or Mr. Russell gives written notice to the other at least 90 days prior to the expiration of the then current employment period of their intention to terminate Mr. Russell's employment. The employment agreement provides Mr. Russell with a base salary equal to $521,000 (as adjusted annually for increases in the Consumer Price Index). In addition, Mr. Russell is eligible to participate in an incentive bonus program designed for all members of the Company's senior management pursuant to which he may receive a bonus in an amount equal to between 0% and 105% of his base salary in the discretion of the Compensation Committee. The employment agreement also provides that Mr. Russell is entitled to participate in all employee benefit plans of the Company and all other fringe benefit plans generally available to employees of the Company.

      The agreement provides that in the event of termination: (i) by the Company without cause (including the non-renewal of the employment period by the Company) or by Mr. Russell for cause, Mr. Russell will be entitled to receive his salary for the remainder of the then current employment period or one year, whichever is greater; (ii) by reason of his disability, Mr. Russell will be entitled to receive 50% of his salary during the two-year period commencing on the date of his termination; and (iii) by reason of his death, Mr. Russell's estate will be entitled to receive a pro-rata portion of the bonus for the fiscal year in which his death occurs and to receive 50% of his salary until the earlier of the end of the then current employment period or one year after the date of death. The employment agreement includes a two-year non-compete covenant commencing on termination of employment.

      Upon the occurrence of a change in control (as defined in the employment agreement), the amended agreement provides that if (i) at any time within two years of a change in control or within 180 days prior to a change in control, Mr. Russell's employment is terminated by the Company without cause or by Mr. Russell for cause or (ii) at any time during the 90-day period immediately following the date which is six months after the change in control Mr. Russell terminates his employment for any reason, Mr. Russell shall be entitled to receive (1) a lump sum payment in an amount equal to three times his base salary and three times the highest annual bonus paid to him within three years prior to the change in control; (2) any accrued benefits; (3) a pro-rata portion of the bonus for the fiscal year in which the change in control occurs; (4) continued medical and dental benefits for Mr. Russell (and eligible dependents) for 36 months; (5) outplacement services for one year; and (6) upon the occurrence of the change in control, full and immediate vesting of all stock options and equity awards. The agreement also provides that Mr. Russell is entitled to receive a gross-up payment on any payments made to Mr. Russell that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that if the total payments made to Mr. Russell do not exceed 110% of the greatest amount that could be paid to Mr. Russell such that the receipt of payments would not give rise to any excise tax, then no gross-up payment will be made and the payments made to Mr. Russell, in the aggregate, will be reduced to an amount that would result in no excise tax being triggered.

SEPARATION AGREEMENTS

      Mr. Will and Mr. Shatto are parties to separation agreements with the Company whereby the Company has the right at any time with or without prior written notice to terminate each of their employment or obtain each of their resignations. The agreements provide that in the event of termination of employment, the employee will be entitled to receive: (i) one year's salary less normal withholding; (ii) a pro-rata bonus payment equal to the then current bonus formula for the time employed in the then current fiscal year up to the date of termination in that fiscal year less normal withholdings; (iii) a lump sum payment equal to twelve months of COBRA premiums for the group medical and dental plans; and (iv) a lump sum payment equal to twelve months car allowance. In addition, in such event, the employee will be entitled to exercise any vested or unvested stock options he then has in accordance with the terms of the Stock Option Plan for a period of one year from the termination of his employment.

                             COMPENSATION COMMITTEE

                          Paul A. Biddelman (Chairman)
                                   John Kines

                             STOCK PRICE PERFORMANCE

      The following graph compares the cumulative total return to stockholders of the Company's Common Stock to the cumulative total returns of the Nasdaq Stock Market - U.S. and the Nasdaq Truck and Transportation Index for the period June 1998 through June 2003. The graph assumes that $100 was invested on June 30, 1998.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                               CELADON GROUP, INC.

               THE NASDAQ, AND THE TRUCK AND TRANSPORTATION INDEX

COMPANY/INDEX/PEER GROUP               6/30/98         6/30/99         6/30/00         6/30/01         6/30/02         6/30/03
------------------------               -------         -------         -------         -------         -------         -------
Celadon                              $   100.00      $    44.74      $    59.21      $    22.63      $   67.16      $    47.68
Nasdaq Index                         $   100.00      $   143.67      $   212.43      $   115.46      $   78.65      $    87.33
Truck & Transportation Index         $   100.00      $   101.09      $    77.07      $    86.46      $   97.14      $   107.77

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth as of October 1, 2003, certain information furnished to the Company regarding the beneficial ownership of Common Stock (i) by each person who, to the knowledge of the Company, based upon filings with the SEC, beneficially owns more than five percent of the outstanding shares of the Common Stock, (ii) by each director of the Company, (iii) by each of the Named Executive Officers, and (iv) by all directors and executive officers of the Company as a group.

                                                                 BENEFICIAL OWNERSHIP OF COMMON STOCK AS OF
                                                                               OCTOBER 1, 2003 (1)
                                                                ---------------------------------------------
             NAME AND
             POSITION                                             SHARES                                   %
             --------                                             ------                                 ----
Stephen Russell .....................................           688,886                (2)               8.9%
  Chairman of the Board and
  Chief Executive Officer of the Company
Paul A. Will ........................................           117,758                (2)               1.5%
  Chief Financial Officer, Secretary and Assistant
  Treasurer
Jerry Closser .......................................            83,551                (2)               1.1%
     Executive Vice President - Fleet Services
David Shatto ........................................            75,299                (2)               1.0%
    Executive Vice President - Dedicated Operations
    and Acquisitions
Thomas Glaser .......................................            36,934                (2)                 *
    Executive Vice President - Truck Operations/Sales
Michael Dunlap ......................................            37,000                (2)                 *
 Treasurer and Assistant Secretary
Paul A. Biddelman ...................................            53,500                (2)(3)              *
     Director of the Company
Michael Miller ......................................            73,500                (2)                 *
     Director of the Company
Anthony Heyworth ....................................            32,000                (2)                 *
     Director of the Company
John Kines ..........................................            27,000                (2)                 *
      Director of the Company
Trafelet & Company, LLC .............................           474,191                (4)               6.2%
Dimensional Fund Advisors, Inc. .....................           521,000                (5)               6.8%
All executive officers and directors as a group
    (ten persons) ...................................         1,246,587                                 16.2%

----------
*Represents beneficial ownership of not more than one percent of the outstanding Common Stock.

(1)   Based upon 7,709,394 shares of Common Stock outstanding at October 1,
      2003.

(2) Includes shares of Common Stock which certain directors and executive officers of the Company had the right to acquire through the exercise of options within 60 days of October 1, 2003, as follows: Stephen Russell - 188,334 shares; Jerry Closser - 36,668 shares; David Shatto - 55,001 shares; Paul Will - 97,500 shares; Thomas Glaser - 28,134 shares; Michael Dunlap - 32,500 shares; Paul A. Biddelman - 53,500 shares; Michael Miller - 53,500 shares; Anthony Heyworth - 30,000 shares and John Kines - 22,000 shares.

(3) Does not include shares, if any, beneficially owned by Hanseatic Corporation, in which Mr. Biddelman is an officer. Mr. Biddelman does not hold voting or investment power with respect to such shares.

(4) Trafelet & Company, LLC and Remy W. Trafelet share voting and dispositive power with respect to 474,191 shares of the Company's Common Stock. The address of Trafelet & Company, LLC and Remy W. Trafelet is c/o 153 E. 53rd Street, 51st Floor, New York, NY 10022. The foregoing information is based upon a Schedule 13GA filed by Trafelet & Company, LLC with the SEC on February 4, 2003.

(5) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to beneficially own 521,000 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The foregoing information is based upon a Schedule 13GA filed by Dimensional with the SEC on February 10, 2003.

      Except as otherwise indicated, the Company has been advised that the beneficial holders listed in the table above have sole voting and investment power regarding the shares shown as being beneficially owned by them. Except as noted in the footnotes, none of such shares is known by the Company to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's independent public accountants for the fiscal year ended June 30, 2003 were Ernst & Young LLP ("E&Y"). A representative of E&Y is expected to attend the Meeting to respond to appropriate questions and make a statement if they so desire.

      Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended June 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $157,500. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended June 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $144,500.

      Audit-Related Fees. There were no audit-related fees in fiscal 2002 or fiscal 2003.

      Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services rendered for information technology services design and implementation by Ernst and Young LLP for the year ended June 30, 2003 or the year ended June 30, 2002.

      All Other Fees. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than services described above, for the year ended June 30, 2003 were $209,200. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than services described above, for the year ended June 30, 2002 were $178,867. Other services include fees for accounting consulting and tax consulting.

      The Audit Committee has considered the provision of the services described above and determined that it is compatible with maintaining the independence of Ernst & Young LLP.

      Although the Company has not yet engaged Ernst & Young LLP as its independent auditors for the fiscal year ended June 30, 2004, the Audit Committee will approve in advance any audit services or non-audit services to be performed by Ernst & Young LLP or other independent auditors. The Audit Committee approved in advance all services performed by Ernst & Young LLP in fiscal 2003.

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. The Audit Committee may not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to one of its members, but the decision of any member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

                             STOCKHOLDERS' PROPOSALS

      In accordance with the proxy rules adopted under the Exchange Act in the event the Company receives notice of a stockholder proposal to take action at the Meeting that is not submitted for inclusion in the Company's proxy materials, the persons named on the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on such proposal in accordance with their best judgment, if notice of the proposal is not received at the Company's administrative office by September 4, 2003. The Company has not received notice of any such proposals as of the date of this proxy statement, and, accordingly, the persons named on the proxy will exercise their discretion with respect to any such proposals.

      STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of stockholders in 2004 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than June 30, 2004

                                     GENERAL

      The Board of Directors does not know of any matters other than those specified in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon as directed by a majority of the Board of Directors in their best judgment. In the event that any nominee is unable to serve as a director at the date of the meeting, the enclosed form of proxy will be voted for any nominee who shall be designated by the Board of Directors to fill such vacancy.

      The Company intends to furnish to its stockholders a copy of the Company's 2003 Annual Report on Form 10-K filed with the SEC.

Indianapolis, Indiana

                                                                      APPENDIX A

                               CELADON GROUP, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

PURPOSE

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall be directly responsible for the appointment, retention, and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the audit committee. The committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

At least annually, the committee shall obtain and review a report by the independent auditors describing:

-     The firm's internal quality control procedures.

- Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

- All relationships between the independent auditor and the Company (to assess the auditor's independence).

In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

The committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

The committee shall receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year, subsequent to the effective date of Section 404 of the Sarbanes-Oxley Act of 2002, and the independent auditors' report on management's assertion.

The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                      PROXY
                               CELADON GROUP, INC.

                              9503 EAST 33RD STREET
                                ONE CELADON DRIVE
                        INDIANAPOLIS, INDIANA 46235-4207

                         ANNUAL MEETING OF STOCKHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Stephen Russell, Paul Biddelman and Paul
A. Will and each of them with full power of substitution, proxies of the undersigned, to vote all shares of Common Stock of Celadon Group, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, November 21, 2003 at 10:00 a.m. (local time) at the Company's corporate headquarters located at One Celadon Drive, Indianapolis, Indiana 46235, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given with respect to such shares.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1. IF MORE THAN ONE OF SAID PROXIES OR THEIR SUBSTITUTES SHALL BE PRESENT AND VOTE AT SAID MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, A MAJORITY OF THEM SO PRESENT AND VOTING (OR IF ONLY ONE TO BE PRESENT AND VOTE, THEN THAT ONE) WILL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

------------------------                            ---------------------
SEE REVERSE                                         SEE REVERSE
SIDE                                                SIDE
------------------------                            ---------------------

CELADON GROUP, INC.                         VOTE BY MAIL
9530 EAST 33RD STREET                       Mark, sign, and date your proxy card
                                            and return it in the postage-paid
                                            envelope we have provided or return
                                            it to Celadon Group, Inc., c/o ADP,
                                            51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   CD
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
--------------------------------------------------------------------------------
CELADON GROUP, INC.

      This Proxy, when properly executed and returned, will be voted in the manner directed below. If no direction is made, this Proxy will be voted FOR all nominees.

                                              FOR                       WITHHOLD
1.    Election of Directors                   ALL                        ALL
                                              [  ]                       [  ]
     Nominees:     (01) Stephen Russell, (02) Paul A. Biddelman,
                   (03) Michael Miller, (04) Anthony Heyworth,
                   (05) John Kines
[ ]  For, except vote withheld from the following nominee(s): __________________

2. In their discretion, the proxies are authorized to vote upon each other matter that may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE IN THE USA.

                                            MARK HERE FOR ADDRESS CHANGE AND
                                            NOTE AT RIGHT. [ ]

Please sign below exactly as your name appears. When shares are held by joint tenants, both shall sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)          Date                Signature
--------------------------------------------------------------------------------